                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

      We consent to the references to our reserve report as of February 1, 2003, and to the use of our name in the Annual Report on Form 10-K of TransTexas Gas Corporation for the year ended January 31, 2003 in the form and context in which they appear.

                                 NETHERLAND, SEWELL & ASSOCIATES, INC.

                               By:            /s/ DANNY D. SIMMONS
                                  --------------------------------------------
                                             Danny D. Simmons
                                             Executive Vice President

Houston, Texas
May 1, 2003

                                       39